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                                                                Exhibit 10.15(c)

                                Critics' Choice
                                     VIDEO
                                     *****


June 28, 1996



Mr. Jim Cardwell
MGM/UA Home Entertainment, Inc.
4000 Warner Blvd.
Burbank, CA  91522


Dear Jim,

We have agreed to extend the direct marketing license agreement dated February 23, 1994, between Warner Home Video, a division of Time Warner Entertainment Company, L.P. ("WHV") and Critics' Choice Video, Inc. ("Critics' Choice") on the terms outlined below:

1. Extend the agreement for a period of 18 months, covering the period from February 23, 1997, to August 23, 1998, plus a 6-month sell-off period extending to February 23, 1999.

2. Critics' Choice shall pay to WHV an additional advance in the sum of five hundred thousand dollars ($500,000) split as follows between the two labels: 70% Turner ($350,000) and 30% non-Turner ($150,000), which is consistent with the original agreement. The advance shall be paid no later than February 23, 1997.

3. Critics' Choice shall be permitted to continue to recoup royalties paid to WHV on the unearned portion of the current agreement through the end of the extended term, as well as during the 6 month sell-off period.

4. Critics' Choice agrees to feature Turner and non-Turner titles which are or become the subject of this agreement on 30% of the front or back covers produced by Critics' Choice during the entire term of this extension beginning immediately. Front and back cover titles will be featured exclusively only with other MGM product.



                   800 W. Thorndale Avenue, Itasca, IL 60143
                     708 775-3300  Facsimile 708 775-3340

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5.   Critics' Choice understands and agrees that Post-1986 titles are not included in this extension.

6. Critics' Choice understands and agrees that WHV will continue to make available through a version of the catalog exclusive program additional Turner titles, though exclusivity is not guaranteed.

7. Except as provided above, all of the other terms and conditions of the license agreement between us will remain as is.



Very truly yours,



                                         Accepted and Agreed to:
                                         Warner Home Video, A
                                         Division of Time Warner
Critics' Choice Video, Inc.              Entertainment Company, L.P.

By: /s/ Herbert M. Laney                 By: /s/ Jim Cardwell
   ------------------------                 -------------------------
Name:   Herbert M. Laney                 Name:   Jim Cardwell
     ----------------------                   -----------------------
Its:    President                        Its:    Executive V.P., WHV
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Date:   June 28, 1996                    Date:   June 29, 1996
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